TIP INSTITUTIONAL FUNDS

                   Penn Capital Strategic High Yield Bond Fund

                     Supplement dated September 14, 1998 to
                       the Prospectus dated March 1, 1998

This supplement provides new and additional information beyond that contained in the prospectus. It should be retained and read in conjunction with such prospectus.

Under the heading "Dividends and Distributions" on page 15 of the prospectus, the first sentence has been deleted and replaced with the following:


          Substantially all of the net investment income (excluding capital gains) of the Fund is declared and paid monthly as a dividend.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.